     As filed with the Securities and Exchange Commission on June 20, 2000.
                                                      Registration No. 333-83743
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMSSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO.1
                                       TO
                        FORM S-4 REGISTRATION STATEMENT
                                      ON
                                   FORM S-8
                                     UNDER
                          THE SECURITIES ACT OF 1933


                              IVI CHECKMATE CORP.
               (Exact Name of Issuer as Specified in its Charter)


         DELAWARE                                                 58-2375201
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                               1003 Mansell Road
                             Roswell, Georgia 30076
                                (770) 594-6000
                  (Address, including zip code, and telephone
                     number of Principal Executive Offices)


       National Transaction Network, Inc. 1995 Director Stock Option Plan
               National Transaction Network, Inc. 1988 Stock Plan
                           (Full Titles of the Plans)


                                JOHN J. NEUBERT
                              IVI CHECKMATE CORP
                               1003 MANSELL ROAD
                            ROSWELL, GEORGIA 30076
                                (770) 594-6000
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to Registration Statement on Form S-4 on Form S-8 (the "Registration Statement") filed by IVI Checkmate Corp. (the "Company") relates to 28,994 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock") which were previously registered on the Company's Registration Statement on Form S-4, as amended (Registration No.333-83743), and are being transferred to this Registration Statement. The registration fee with respect to such shares has been previously paid.


                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     (a) The documents constituting Part I of this Registration Statement will be sent or given to participants in the Plans as specified by Rule 428 (b) (1) under the Securities Act of 1933, as amended.

     (b) Upon written or oral request, the Company will provide, without charge, the documents incorporated by reference in Item 3 of Part II of this Registration Statement. The documents are incorporated by reference in the
Section 10(a) prospectus. The Company will also provide, without charge, upon written or oral request, other documents required to be delivered to employees pursuant to Rule 428(b). Requests for the above mentioned information should be directed to John J. Neubert, Executive Vice President - Finance and Administration, Chief Financial Officer, Secretary and Treasurer of IVI Checkmate Corp., 1003 Mansell Road, Roswell, Georgia 30076, (770) 594-6000.


                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by IVI Checkmate Corp. (the "Company") (File No. 000-29772) with the Securities and Exchange Commission (the "Commission") pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act") are incorporated herein by reference and are deemed to be a part hereof from the date of the filing of such documents:

     (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999;

     (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000;

     (3) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1999 including the Company's Current Reports on Form 8-K, dated April 27, 2000, May 5, 2000 and June 13, 2000;

     (4) The description of Common Stock contained in the Company's Registration Statement filed under Section 12 of the Exchange Act, including all amendments or reports filed for the purpose of updating such description; and

     (5) All other documents subsequently filed by the Company pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or that deregisters all securities that remain unsold.

     Any statement contained in a document incorporated or deemed incorporated herein by reference shall be deemed to be modified or superseded for the purpose of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.  Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.  Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company's bylaws provide for indemnification of directors and officers of the Company to the fullest extent permitted by Delaware law.

     Section 145 of the General Corporation Law of the State of Delaware provides generally that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at its request in such capacity in another corporation or business association, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     In addition, pursuant to the General Corporation Law of the State of Delaware, the certificate of incorporation of the Company also eliminates the monetary liability of directors to the fullest extent permitted by Delaware law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.  Not Applicable

ITEM 8.  EXHIBITS(1)

     Exhibit Number     Description
     --------------     -----------

          5             Opinion of Counsel

          23.1          Consent of Counsel (Included in Exhibit 5)

          23.2          Consent of Ernst & Young LLP

          23.3          Consent of Coopers & Lybrand

          24            Power of Attorney (included on the signature page).

          99.1 National Transaction Network, Inc. 1995 Director Stock Option Plan(2)

          99.2          National Transaction Network, Inc. 1988 Stock Plan(3)

- - - - - - - -
(1)  Exhibits are numbered in accordance with item 601 of Regulation S-K.
(2) Incorporated herein by reference to the Exhibits to National Transaction Network, Inc.'s Annual Report on Form 10-K (Filing No. 0-10966) for the fiscal year ended December 31, 1995.
(3) Incorporated herein by reference to the Exhibits to National Transaction Network, Inc.'s Annual Report on Form 10-K (Filing No. 0-10966) for the fiscal year ended December 31, 1988.

ITEM 9.  UNDERTAKINGS

     (a)  The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement.

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

               provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities being offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or
          Section 15(d) of the Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6 of this Part II, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, IVI Checkmate Corp., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on June 20, 2000.

                                          IVI Checkmate Corp.



                                          By: /s/ L. Barry Thomson
                                              ---------------------------------
                                              L. Barry Thomson
                                              President and
                                              Chief Executive Officer



                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints L. Barry Thomson and John J. Neubert, and each of them (with full power in each to act alone), as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with the exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of June 20, 2000.


         Signatures                             Title
         ----------                             -----

  /s/ L. Barry Thomson
------------------------------        President and Chief Executive
      L. Barry Thomson                Officer

 /s/ J. Stanford Spencer
------------------------------        Chairman of the Board
     J. Stanford Spencer


    /s/ George Whitton
------------------------------        Vice Chairman of the Board
        George Whitton


    /s/ John J. Neubert
------------------------------        Executive Vice President-Finance
        John J. Neubert               and Administration, Chief Financial
                                      Officer, Secretary and Treasurer
                                      (Principal Financial and Accounting
                                      Officer)
    /s/ Gerard Compain
------------------------------        Director
        Gerard Compain


    /s/ Paul W. Noblett
------------------------------        Director
        Paul W. Noblett


    /s/ Bertil D. Nordin
------------------------------        Director
        Bertil D. Nordin


      /s/ Gareth Owen
------------------------------        Director
          Gareth Owen

     /s/ Peter E. Roode
------------------------------        Director
         Peter E. Roode

                          ----------------------------

                              EXHIBITS FILED WITH

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                        FORM S-4 REGISTRATION STATEMENT
                                  ON FORM S-8
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          ----------------------------

                              IVI CHECKMATE CORP.
                               1003 MANSELL ROAD
                             ROSWELL, GEORGIA 30076
                                 (770) 594-6000


                                 EXHIBIT INDEX
                                       TO
                         POST-EFFECTIVE AMENDMENT NO. 1
                        FORM S-4 REGISTRATION STATEMENT
                                       ON
                                    FORM S-8

    Exhibit Number        Description
    --------------        -----------

          5               Opinion of Counsel

          23.1            Consent of Counsel (Included in Exhibit 5)

          23.2            Consent of Ernst & Young LLP

          23.3            Consent of Coopers & Lybrand

          24              Power of Attorney (included on the signature page).

          99.1 National Transaction Network, Inc. 1995 Director Stock Option Plan (2)

          99.2            National Transaction Network, Inc. 1988 Stock Plan (3)

- - - - - - - -
(1)  Exhibits are numbered in accordance with item 601 of Regulation S-K.
(2) Incorporated herein by reference to the Exhibits to National Transaction Network, Inc.'s Annual Report on Form 10-K (Filing No. 0-10966) for the fiscal year ended December 31, 1995.
(3) Incorporated herein by reference to the Exhibits to National Transaction Network, Inc.'s Annual Report on Form 10-K (Filing No. 0-10966) for the fiscal year ended December 31, 1988.